Exhibit 99.1
N E W S R E L E A S E

Contact:	Investor Relations Inquiries	Media Inquiries
	Jennifer Gilligan	Marcela Manjarrez-Hawn
	Senior Vice President, Finance & Investor Relations	Senior Vice President and Chief Communications Officer
	(212) 549-1306	(314) 445-0790

FOR IMMEDIATE RELEASE

CENTENE CORPORATION ANNOUNCES 2022 GUIDANCE AND DETAILS VALUE CREATION PLAN
-- 2024 Adjusted Diluted EPS Targets to be Detailed at Investor Day --

ST. LOUIS, MISSOURI (December 10, 2021) - Centene Corporation (NYSE: CNC) today will host its investor day virtually and outline its 2022 financial guidance as well as provide details of its Value Creation Plan, designed to deliver enhanced earnings growth and create long-term shareholder value.

"Centene has delivered strong results during 2021 as we extended our position as a leading healthcare enterprise committed to transforming the health of the community, one person at a time. Our Medicaid, Medicare, and Marketplace products are well positioned amid a dynamic and evolving healthcare landscape. The strong leadership from our executive teams and the dedication of our employees to support our valued members have allowed us to grow our capabilities to now serve the healthcare needs of nearly 1 in 15 Americans across all 50 states," said Michael Neidorff, Chairman and Chief Executive Officer of Centene. "We see significant opportunities ahead for our enterprise as we align around our Value Creation Plan, focusing efforts on leveraging our current scale to enhance our members' healthcare experience, unlock shareholder value and drive sustainable and profitable earnings growth."

2022 Financial Guidance

For its 2022 fiscal year, the Company's guidance is as follows:

•Total revenues of $135.9 billion to $137.9 billion.

•Diluted earnings per share of $4.07 to $4.23.

•Adjusted diluted earnings per share of $5.30 to $5.50.

•Health benefits ratio of 87.6% to 88.2%.

•Selling, general and administrative (SG&A) expense ratio of 7.9% to 8.4%, which excludes depreciation expense as it will be separately disclosed from SG&A expense in 2022.

•Adjusted SG&A expense ratio of 7.8% to 8.3%, which excludes $132 million to $147 million of acquisition related expenses.

•Effective tax rate of 25.5% to 26.5%.

•Adjusted effective tax rate of 25.0% to 26.0%.

•Diluted shares outstanding of 590.5 million to 593.5 million.

The Company's 2022 guidance includes the Magellan Health acquisition, which the Company is working to close by the end of 2021.

Value Creation Plan

In addition to the full year 2022 guidance, Centene will highlight additional details with regard to its Value Creation Plan, which is led by the Value Creation Office, comprised of Sarah London - Vice Chairman, Brent Layton - President and Chief Operating Officer and Drew Asher - Executive Vice President and Chief Financial Officer. The three major pillars of the Value Creation Plan include SG&A savings, gross margin improvement and strategic capital allocation. In conjunction with the Value Creation Plan, Centene is reviewing its non-core assets as part of its ongoing portfolio optimization processes, including evaluating strategic alternatives for its international business. In terms of returning additional value to shareholders, share repurchases are expected to play a more meaningful role in 2022 and beyond.

As a result, Centene is targeting a 2024 adjusted diluted earnings per share range of $7.50 to $7.75, with the mid-point representing a 50% increase from the mid-point of the Company's full year 2021 guidance. Centene's outlook reflects the significant earnings growth the Company expects to deliver over the long term.

Investors can access the full Centene Investor Day event and presentation online at: https://investors.centene.com/news-events/events-presentations.

2021 Financial Guidance

The Company reaffirms its 2021 total revenues guidance in the previously announced range of $125.2 billion to $126.4 billion and adjusted diluted earnings per share guidance in the previously announced range of approximately $5.05 to $5.15. Full year 2021 earnings will be reported on February 8, 2022, at 6:00 AM (Eastern Time), with a conference call at 8:30 AM (Eastern Time).

Non-GAAP Financial Presentation

The Company is providing certain non-GAAP financial measures in this release as the Company believes that these figures are helpful in allowing investors to more accurately assess the ongoing nature of the Company's operations and measure the Company's performance more consistently across periods. The Company uses the presented non-GAAP financial measures internally to allow management to focus on period-to-period changes in the Company's core business operations. Therefore, the Company believes that this information is meaningful in addition to the information contained in the GAAP presentation of financial information. The presentation of this additional non-GAAP financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. The Company references Adjusted SG&A Expense Ratio and Adjusted Effective Tax Rate guidance, however the Company cannot provide a reconciliation of Adjusted SG&A Expense Ratio and Adjusted Effective Tax Rate guidance without unreasonable efforts. As such, it has been excluded from the reconciliation below.

Specifically, the Company believes the presentation of non-GAAP financial information that excludes amortization of acquired intangible assets, acquisition related expenses, as well as other items, allows investors to develop a more meaningful understanding of the Company's performance over time. The table below provides reconciliations of non-GAAP items per share:

Annual Guidance December 31, 2022

GAAP diluted EPS	$4.07 - $4.23
Amortization of acquired intangible assets (1)	$1.06 - $1.08
Acquisition related expenses (2)	$0.17 - $0.19
Adjusted diluted EPS	$5.30 - $5.50

(1)    The amortization of acquired intangible assets per diluted share presented above is net of the income tax benefit of an estimated $0.32 to $0.34 for the year ended December 31, 2022.
(2)    The acquisition related expenses per diluted share presented above are net of the income tax benefit of an estimated $0.05 to $0.07 for the year ended December 31, 2022.

About Centene Corporation

Centene Corporation, a Fortune 25 company, is a leading multi-national healthcare enterprise that is committed to helping people live healthier lives. The Company takes a local approach – with local brands and local teams – to provide fully integrated, high-quality, and cost-effective services to government-sponsored and commercial healthcare programs, focusing on under-insured and uninsured individuals. Centene offers affordable and high-quality products to nearly 1 in 15 individuals across the nation, including Medicaid and Medicare members (including Medicare Prescription Drug Plans) as well as individuals and families served by the Health Insurance Marketplace, the TRICARE program, and individuals in correctional facilities. The Company also serves several international markets, and contracts with other healthcare and commercial organizations to provide a variety of specialty services focused on treating the whole person. Centene focuses on long-term growth and the development of its people, systems and capabilities so that it can better serve its members, providers, local communities, and government partners.

Centene uses its investor relations website to publish important information about the Company, including information that may be deemed material to investors. Financial and other information about Centene is routinely posted and is accessible on Centene's investor relations website, http://investors.centene.com/.

Forward-Looking Statements

All statements, other than statements of current or historical fact, contained in this press release are forward-looking statements. Without limiting the foregoing, forward-looking statements often use words such as “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “seek,” “target,” “goal,” “may,” “will,” “would,” “could,” “should,” “can,” “continue” and other similar words or expressions (and the negative thereof). Centene (the Company, our, or we) intends such forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and we are including this statement for purposes of complying with these safe-harbor provisions. In particular, these statements include, without limitation, statements about our future operating or financial performance, market opportunity, growth strategy, competition, expected activities in completed and future acquisitions, including statements about the impact of our proposed acquisition of Magellan Health (the Magellan Acquisition), our completed acquisition of WellCare Health Plans, Inc. (WellCare and such acquisition, the WellCare Acquisition), other recent and future acquisitions, investments, and the adequacy of our available cash resources. These forward-looking statements reflect our current views with respect to future events and are based on numerous assumptions and assessments made by us in light of our experience and perception of historical trends, current conditions, business strategies, operating environments, future developments and other factors we believe appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties and are subject to change because they relate to events and depend on circumstances that will occur in the future, including economic, regulatory, competitive and other factors that may cause our or our industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions. All forward-looking statements included in this press release are based on information available to us on the date hereof. Except as may be otherwise required by law, we undertake no obligation to update or revise the forward-looking statements included in this press release, whether as a result of new information, future events or otherwise, after the date hereof. You should not place undue reliance on any forward-looking statements, as actual results may differ materially from projections, estimates, or other forward-looking statements due to a variety of important factors, variables and events including, but not limited to: the impact of COVID-19 on global markets, economic conditions, the healthcare industry and our results of operations and the response by governments and other third parties; our ability to accurately predict and effectively manage health benefits and other operating expenses and reserves, including fluctuations in medical utilization rates due to the impact of COVID-19; the risk that regulatory or other approvals required for the Magellan Acquisition may be delayed or not obtained or are subject to unanticipated conditions that could require the exertion of management's time and our resources or otherwise have an adverse effect on us; the possibility that certain conditions to the consummation of the Magellan Acquisition will not be satisfied or completed on a timely basis and accordingly, the Magellan Acquisition may not be consummated on a timely basis or at all; uncertainty as to the expected financial performance of the combined company following completion of the Magellan Acquisition; the possibility that the expected synergies and value creation from the Magellan Acquisition or the WellCare Acquisition (or other acquired businesses) will not be realized, or will not be realized within the respective expected time periods; the risk that unexpected costs will be incurred in connection with the completion and/or integration of the Magellan Acquisition or that the integration of Magellan Health will be more difficult or time consuming than expected, or similar risks from other acquisitions we may announce or complete from time to time; the risk that potential litigation in connection with the Magellan Acquisition may affect the timing or occurrence of the Magellan Acquisition or result in significant costs of defense, indemnification and liability; disruption from the announcement, pendency, completion and/or integration of the Magellan Acquisition or from the integration of the WellCare Acquisition, or similar risks from other acquisitions we may announce or complete from time to time, including potential adverse reactions or changes to business relationships with customers, employees, suppliers or regulators, making it more difficult to maintain business and operational relationships; a downgrade of the credit rating of our indebtedness; the inability to retain key personnel; competition; membership and revenue declines or unexpected trends; changes in healthcare practices, new technologies and advances in medicine; increased healthcare costs; changes in economic, political or market conditions; changes in federal or state laws or regulations, including changes with respect to income tax reform or government healthcare programs as well as changes with respect to the Patient Protection and Affordable Care Act and the Health Care and Education Affordability Reconciliation Act (collectively referred to as the ACA) and any regulations enacted thereunder that may result from changing political conditions, the new administration or judicial actions; rate cuts or other payment reductions or delays by governmental payors and other risks and uncertainties affecting our government businesses; our ability to adequately price products; tax matters; disasters or major epidemics; changes in expected contract start dates; provider, state, federal, foreign and other contract changes and timing of regulatory approval of contracts; the expiration, suspension, or termination of our contracts with federal or state governments (including, but not limited to, Medicaid, Medicare, TRICARE or other customers); the difficulty of predicting the timing or outcome of legal or regulatory proceedings or matters, including, but not limited to, our ability to resolve claims and/or allegations made by states with regard to past practices, including at Envolve Pharmacy Solutions, Inc. (Envolve), as our pharmacy benefits manager (PBM) subsidiary, within the reserve estimate we have recorded and on other acceptable terms, or at all, or whether additional claims, reviews or investigations relating to our PBM business will be brought by states, the federal government or shareholder litigants, or government investigations; timing and extent of benefits from strategic value creation initiatives; challenges to our contract awards; cyber-attacks or other privacy or data security incidents; the exertion of management’s time and our resources, and other expenses incurred and business changes required in connection with complying with the undertakings in connection with any regulatory, governmental or third party consents or approvals for acquisitions, including the Magellan Acquisition; changes in expected closing dates, estimated purchase price and accretion for acquisitions; the risk that acquired businesses will not be integrated successfully; restrictions and limitations in connection with our indebtedness; our ability to maintain or achieve improvement in the Centers for Medicare and Medicaid Services (CMS) Star ratings and maintain or achieve improvement in other quality scores in each case that can impact revenue and future growth; availability of debt and equity financing, on terms that are favorable to us; inflation; foreign currency fluctuations and risks and uncertainties discussed in the reports that Centene has filed with the Securities and Exchange Commission. This list of important factors is not intended to be exhaustive. We discuss certain of these matters more fully, as well as certain other factors that may affect our business operations, financial condition and results of operations, in our filings with the Securities and Exchange Commission (SEC), including our annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Due to these important factors and risks, we cannot give assurances with respect to our future performance, including without limitation our ability to maintain adequate premium levels or our ability to control our future medical and selling, general and administrative costs.